UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2012

AMN HEALTHCARE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-16753	06-1500476
(Commission File Number)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive; Suite 100

San Diego, California 92130

(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 871-8519

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On February 27, 2012, the Company announced in the Press Release that it appointed Mr. Ebner as its President, Locum Tenens effective March 5, 2012. Mr. Ebner will be replacing Mr. Timothy Boes, who held such position since October 2008. Mr. Ebner will report directly to Mr. Henderson, the Company’s President, Healthcare Staffing. In connection with Mr. Ebner’s appointment, the Company expects to grant him an employment inducement equity award of 41,176 restricted stock units that will vest on the third anniversary of the actual grant date with an opportunity for accelerated vesting upon achievement of certain performance targets.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by the Company on February 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN HEALTHCARE SERVICES, INC.

Date: February 27 2012	By:	/s/ Susan R. Salka
Susan R. Salka
President and Chief Executive Officer

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